                                                                   EXHIBIT 10.30

                       SECOND LOAN MODIFICATION AGREEMENT

         This Second Loan Modification Agreement (the "AGREEMENT") is entered into effective as of January 31, 2002 by and between TRIPATH IMAGING, INC. ("Borrower"), whose address is 1111 Huffman Mill Road, Burlington, North Carolina 27215, and SILICON VALLEY BANK ("BANK"), whose address is 3003 Tasman Drive, Santa Clara, California 95054.

         1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated as of January 31, 2000, as amended by that certain First Loan Modification Agreement dated as of January 31, 2001 (collectively, the "LOAN AGREEMENT"). The Loan Agreement provides for, among other things, a committed line of credit in the original principal amount of Five Million Dollars ($5,000,000). Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "INDEBTEDNESS."

         2. DESCRIPTION OF CHANGE IN TERMS OF LOAN AGREEMENT.

         (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions:

         "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

         (b) Section 1.1 of the Loan Agreement is hereby amended by deleting from the definition of "Eligible Accounts" clauses (b) and (c) with respect to such definition and substituting in lieu thereof the following clauses (b) and
(c):

         "(b) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts;

         (c) Intentionally deleted."

         (c) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Maturity Date" and by substituting in lieu thereof the following new definition of such term:

         "MATURITY DATE" shall mean January 30, 2003.

         (d) Section 2.1.1 of the Loan Agreement is hereby amended by deleting
Section 2.1.1 of the Loan Agreement and substituting in lieu thereof the following:

         "2.1.1. Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed the Committed Revolving Line; provided, however, that, at any time that the ratio of Borrower's cash, cash equivalents, short term investments and accounts receivable to Borrower's Current Liabilities, less current deferred revenue, is not at least 2.50 to 1.00, then Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed the Borrowing Base and shall have no obligation to make any Advances to Borrower in an aggregate outstanding amount in excess of the Borrowing Base. Borrower may apply up to $500,000 of the Advances to support the issuance of letters of credit, business credit cards and other cash management services (the "Reserved Amount"). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement."

         (e) The second paragraph of Section 6.3 of the Loan Agreement is hereby amended by deleting the second paragraph of Section 6.3 of the Loan Agreement and substituting in lieu thereof the following:

                  "Within twenty (20) days after the last day of each calendar month in which an Advance is outstanding, Borrower shall provide to Bank a Borrowing Base Certificate in the form attached hereto as Exhibit C, which Borrowing Base Certificate shall include aged listings of all accounts receivable and accounts payable of Borrower."

         (f) The third paragraph of Section 6.3 of the Loan Agreement is hereby amended by deleting the third paragraph of Section 6.3 of the Loan Agreement and substituting in lieu thereof the following:

                  "Borrower shall deliver to Bank with the monthly and annual financial statements referenced in Section 6.3(a) above a Compliance Certificate signed by a Responsible Officer in substantially the form attached hereto as Exhibit D."

         (g) The fourth paragraph of Section 6.3 of the Loan Agreement is hereby amended by deleting the fourth paragraph of Section 6.3 of the Loan Agreement and substituting in lieu thereof the following:

                  "Bank shall have the right from time to time hereafter to audit the business of the Borrower at Borrower's sole expense, with the first audit to be performed prior to the initial Advance; provided, that such audits shall be conducted no more often than annually, unless an Event of Default has occurred and its continuing."

         (h) Section 6.8 of the Loan Agreement is hereby amended by deleting
Section 6.8 of the Loan Agreement and substituting in lieu thereof the following:

                  "Borrower on a monthly basis shall maintain, as of the last day of each calendar month, a ratio of cash, cash equivalents, short term investments and accounts receivable to Current Liabilities, less current deferred revenue, of at least 1.50 to 1.00."

         (i) Section 6.9 of the Loan Agreement is hereby amended by deleting
Section 6.9 of the Loan Agreement in its entirety and inserting the following in lieu thereof:

                  "6.9 Intentionally deleted."

         (j) Section 6 of the Loan Agreement is hereby amended by adding a new
Section 6.11 to the Loan Agreement as follows:


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

                           "6.11 Tangible Net Worth. Borrower shall maintain, as
                  of the last day of each calendar month, a Tangible Net Worth of at least $28,000,000.00."

         (k) Exhibits C and D attached to the Loan Agreement are hereby amended by deleting Exhibit D attached to the Loan Agreement and substituting in lieu thereof Exhibits C and D attached hereto.

         (l) The Schedule attached to the Loan Agreement is hereby amended by substituting in lieu thereof the Schedule attached hereto.

         3. CONSISTENT CHANGES. The Loan Agreement is hereby amended wherever necessary to reflect the changes described above.

         4. BANK EXPENSES. Without limiting the Borrower's obligations under the Loan Agreement, Borrower agrees to pay (i) a Facility Fee equal to (x) one-quarter percent (1/4%) of the Committed Revolving Line (i.e., Twelve Thousand Five Hundred Dollars ($12,500.00)), which shall be fully earned and non-refundable when paid, and (y) one-sixteenth percent (1/16%) of the unused portion of Committed Revolving Line, calculated as of the last day of the calendar quarter immediately preceding each relevant payment date described below, which shall be payable in arrears quarterly beginning on the first (1st) day of the fiscal quarter immediately following the date hereof (i.e., April 1, 2002) and continuing on the first (1st) day of each fiscal quarter thereafter during the term of the Loan Agreement (i.e., July 1, 2002, October 1, 2002, and January 1, 2003), and (ii) on demand all of the Bank's reasonable attorney's fees and expenses and all other reasonable out-of-pocket costs incurred by the Bank in connection with its evaluation, negotiation, documentation or consummation of this Second Loan Modification Agreement and the transactions contemplated hereby.

         5. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

         6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in that certain Loan Agreement and the Intellectual Property Security Agreement, dated as of January 31, 2000, by and between Borrower and Bank (the "BORROWER IP SECURITY AGREEMENT") and upon representations, warranties and agreements made and agreed to by Autocyte North Carolina, LLC ("AUTOCYTE"), as set forth in that certain Autocyte Guaranty and the Intellectual Property Security Agreement, dated as of January 31, 2000, by and between Autocyte and Bank (the "AUTOCYTE IP SECURITY AGREEMENT"). Except as expressly modified pursuant to this Second Loan Modification Agreement, the terms of the Loan Agreement, the Borrower IP Security Agreement, the Autocyte Guaranty and the Autocyte IP Security Agreement remain unchanged and in full force and effect and, except as expressly provided in Schedule I attached hereto, each of Borrower and Autocyte represents and warrants to Bank that the representations and warranties included in the Loan Agreement, the Borrower IP Security Agreement, the Autocyte Guaranty and the Autocyte IP Security Agreement are true and correct as of the date hereof. Bank's agreement to modifications to the existing Indebtedness pursuant to this Second Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Second Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Loan Agreement and the Guaranties, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Second Loan

Modification Agreement. The terms of this paragraph apply not only to this Second Loan Modification Agreement, but also to all subsequent loan modification agreements entered into between Borrower and Bank.

         7. CONDITIONS. The effectiveness of this Second Loan Modification Agreement is conditioned upon the following:

         (a) Bank's receipt of this Second Loan Modification duly executed by Borrower and Autocyte;

         (b) Subordination of any and all existing notes payable of Borrower, upon terms and conditions satisfactory to Bank in Bank's sole discretion; provided, that monthly payments or principal and interest may be made by Borrower under such notes payable so long as no Event of Default has occurred or is continuing under the Loan Agreement.

         (c) Applicable recordation cover sheets for filing with the United States Patent and Trademark Office and the United States Copyright Office;

         (d) Borrower's payment of the Bank's fees and expenses pursuant to
Section 4 of this Second Loan Modification Agreement;

         (e) Autocyte shall have consented to the modifications of the Indebtedness pursuant to this Second Loan Modification Agreement by signing one or more counterparts of this Second Loan Modification Agreement in the appropriate space indicated below and returning the same to Bank; and

         (f) Such other documents, and completion of other matters, as Bank may reasonably deem necessary or appropriate.

              [Remainder of this page is intentionally left blank]
                            [Signature page follows]



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

         This Second Loan Modification Agreement is executed as of the year and date first written above.

BORROWER:                                     BANK:

TRIPATH IMAGING, INC.                         SILICON VALLEY BANK

By:    /s/ James Everhart                     By:      /s/ Andrew Rico
       ---------------------------------         -------------------------------
Name:  James Everhart                         Name:    Andrew Rico
       ---------------------------------           -----------------------------
Title: Director of Finance and Treasurer      Title:   Vice President
       ---------------------------------           -----------------------------


         The undersigned Guarantor hereby consents to the modifications to the Indebtedness pursuant to this Second Loan Modification Agreement, hereby ratifies all the provisions of the Guaranty and confirms that all provisions of such document are in full force and effect.

GUARANTOR:

AUTOCYTE NORTH CAROLINA, LLC

By:      /s/ James Everhart
         --------------------------------------------
Name:    James Everhart
         --------------------------------------------
Title:
         --------------------------------------------




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

                                   SCHEDULE I

         Schedule I to Second Loan Modification Agreement, dated as of January 31, 2002, by and among Silicon Valley Bank, TriPath Imaging, Inc., and Autocyte North Carolina, LLC.




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

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

Borrower:  TriPath Imaging, Inc.               Lender:  Silicon Valley Bank


Commitment Amount:         $5,000,000

ACCOUNTS RECEIVABLE
         1.  Accounts Receivable Book Value as of            $
                                                 --------     ----------------
         2.  Additions (please explain on reverse)           $
                                                              ----------------
         3.  TOTAL ACCOUNTS RECEIVABLE                       $
                                                              ----------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.  Amounts over 90 days due                        $
                                                              ----------------
         5.  Balance of 50% over 90 day accounts             $
                                                              ----------------
         6.  Concentration Limits                            $
                                                              ----------------
         7.  Foreign Accounts                                $
                                                              ----------------
         8.  Governmental Accounts                           $
                                                              ----------------
         9.  Contra Accounts                                 $
                                                              ----------------
         10. Promotion or Demo Accounts                      $
                                                              ----------------
         11. Intercompany/Employee Accounts                  $
                                                              ----------------
         12. Other (please explain on reverse)               $
                                                              ----------------
         13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS            $
                                                              ----------------
         14. Eligible Accounts (#3 minus #13)                $
                                                              ----------------
         15. LOAN VALUE OF ACCOUNTS (80% of #14)             $
                                                              ----------------

BALANCES
         16. Maximum Loan Amount                             $
                                                              ----------------
         17. Total Funds Available (Lesser of #15 or #16)    $
                                                              ----------------
         18. Present balance owing on Line of Credit         $
                                                              ----------------
         19. Outstanding under Sublimits ( )                 $
                                                              ----------------
         20. RESERVE POSITION (#17 minus #18 and #19)        $
                                                              ----------------


The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:



TRIPATH IMAGING, INC.

By:
   -------------------------
       Authorized Signer

                                    EXHIBIT D
COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK
FROM:             TriPath Imaging, Inc.

The undersigned authorized officer (the "Officer") of TriPath Imaging, Inc., certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except, with respect to the audited annual financial statements, as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                 REQUIRED                                   COMPLIES
------------------                                 --------                                   --------
Monthly financial statements (with Compliance      Monthly within 30 days                     Yes   No
Certificate)
Annual financial statements (with Compliance       FYE within 90 days                         Yes   No
Certificate) (CPA Audited)
SEC filings, including 10Q and 10K                 Within 5 days of filing with SEC           Yes   No
Borrowing Base Certificate, A/R Aging*             Monthly within 20 days                     Yes   No
A/R Audit                                          Annually                                   Yes   No


FINANCIAL COVENANT                                 REQUIRED                 ACTUAL             COMPLIES
------------------                                 --------                 ------             --------
Minimum Adjusted Quick Ratio                       At least 1.5 to 1.0      ____ to 1.0         Yes  No
Minimum Tangible Net Worth                         At least $28,000,000     $_____________      Yes  No

* Required only if an Advance is outstanding.

COMMENTS REGARDING EXCEPTIONS:  See Attached.
Sincerely,

SIGNATURE, TITLE AND DATE


                                          BANK USE ONLY

                                          Received by:
                                                       -----
                                                   AUTHORIZED SIGNER

                                          Date:
                                                ---

                                          Verified:
                                                    --------
                                                   AUTHORIZED SIGNER

                                          Date:
                                                ---

                                          Compliance Status:   Yes     No


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